Exhibit 99.2

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONSOLIDATED EARNINGS

(in millions, except per-share figures)

	Q3		Year-to-date		Q2
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009	June 30, 2010
Net sales and revenues:
Forest Products	$1,454	$1,211	$4,270	$3,506	$1,548
Real Estate	210	196	618	567	257

Total net sales and revenues	1,664	1,407	4,888	4,073	1,805

Costs and expenses:
Forest Products:
Costs of products sold	1,065	965	3,235	2,978	1,169
Alternative fuel mixture credits	—	(122)	—	(229)	—
Depreciation, depletion and amortization	120	131	364	393	121
Selling expenses	33	33	103	109	36
General and administrative expenses	82	79	244	258	80
Research and development expenses	8	10	24	38	8
Charges for restructuring and closures	14	67	16	195	2
Impairment of goodwill and other assets	2	36	3	74	—
Other operating income, net (1)	(24)	(184)	(103)	(255)	(8)

	1,300	1,015	3,886	3,561	1,408

Real Estate:
Costs and operating expenses	158	172	468	487	189
Depreciation and amortization	4	3	12	11	5
Selling expenses	17	19	51	61	19
General and administrative expenses	19	16	52	61	17
Other operating costs (income), net	(1)	13	2	20	2
Impairment of long-lived assets and other related charges	—	46	2	141	1

	197	269	587	781	233

Total costs and expenses	1,497	1,284	4,473	4,342	1,641

Operating income (loss)	167	123	415	(269)	164
Interest expense and other:
Forest Products:
Interest expense incurred	(98)	(107)	(309)	(322)	(105)
Less: interest capitalized	4	1	5	5	—
Loss on early extinguishment of debt	(1)	—	(50)	—	(49)
Interest income and other	12	15	33	42	12
Equity in loss of equity affiliates	—	(4)	(9)	(1)	(3)
Real Estate:
Interest expense incurred	(6)	(8)	(18)	(22)	(6)
Less: interest capitalized	6	6	16	20	5
Interest income and other	—	3	3	5	—
Equity in income of equity affiliates	7	1	46	14	3
Impairments of investments and other related charges	—	—	—	(32)	—

Earnings (loss) before income taxes	91	30	132	(560)	21
Income tax benefit (provision) (2)	1,025	(35)	980	173	(7)

Net earnings (loss)	1,116	(5)	1,112	(387)	14
Less: (income) loss attributable to noncontrolling interests	—	5	(2)	17	—

Net earnings (loss) attributable to Weyerhaeuser common shareholders	$1,116	$—	$1,110	$(370)	$14

Basic earnings (loss) per share attributable to Weyerhaeuser common shareholders	$3.52	$—	$4.49	$(1.75)	$0.07

Diluted earnings (loss) per share attributable to Weyerhaeuser common shareholders	$3.50	$—	$4.48	$(1.75)	$0.07

Dividends paid per share	$26.46	$0.05	$26.56	$0.55	$0.05

Weighted average shares outstanding (in thousands):
Basic	317,369	211,357	247,192	211,337	211,600
Diluted	318,360	211,357	247,879	211,337	212,103

Common shares outstanding at end of period (in thousands)	535,935	211,357	535,935	211,357	211,609

(1)	Other operating income, net for third quarter and year-to-date 2009 includes $163 million gain on sale of 140,000 acres of non-strategic timberlands.
(2)	(a)	Third quarter and year-to-date 2009 include $21 million in net tax charges related to the true-up of previous tax liabilities, state tax law and rate changes and interest on unrecognized tax benefits.
	(b)	Year-to-date 2010 includes $1,043 million income for the reversal of deferred tax liabilities associated with the conversion to REIT status partially offset by $39 million for tax charges related to the elimination of the ability to claim a tax deduction provided to retirees and reimbursed under the Medicare Part D subsidy beginning in 2013, state tax law and rate changes, unrecognized tax benefits and other adjustments.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET SALES AND REVENUES

(in millions)

	Q3		Year-to-date		Q2
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009	June 30, 2010
Timberlands:
Logs:
West	$110	$84	$317	$253	$125
South	40	39	104	115	37
Canada	3	5	12	7	—

Total logs	153	128	433	375	162
Pay as cut timber sales	8	10	25	24	9
Timberlands exchanges and non-strategic dispositions (1)	41	15	89	59	13
Higher and better use land sales (1)	6	5	18	10	7
Minerals, oil and gas	15	21	46	49	16
Products from international operations (2)	17	13	49	30	17
Other products	—	1	7	11	1

	240	193	667	558	225

Wood Products:
Structural lumber	254	216	803	644	308
Engineered solid section	68	67	213	184	79
Engineered I-Joists	39	47	136	123	49
Oriented strand board	80	63	262	176	116
Softwood plywood	19	17	58	45	23
Hardwood lumber	54	54	172	161	64
Other products produced	36	37	109	119	38
Other products purchased for resale	76	87	266	272	112

	626	588	2,019	1,724	789

Cellulose Fibers:
Pulp	412	297	1,087	833	354
Liquid packaging board	88	73	249	216	90
Other products	22	20	64	54	24

	522	390	1,400	1,103	468

Real Estate:
Single family housing	200	185	576	527	233
Land	9	10	39	37	23
Other	1	1	3	3	1

	210	196	618	567	257

Corporate and Other	66	40	184	121	66

	$1,664	$1,407	$4,888	$4,073	$1,805

(1)	Higher and better use timberlands and non-strategic dispositions are sold through Forest Products subsidiaries.
(2)	Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

Note: For more detailed information see Appendix B

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET CONTRIBUTION TO PRE-TAX EARNINGS

(in millions)

	Q3		Year-to-date		Q2
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009	June 30, 2010
Timberlands	$75	$219	$226	$325	$70
Wood Products	(100)	(97)	(122)	(525)	(3)
Cellulose Fibers	181	166	274	297	74
Real Estate	20	(64)	78	(210)	27
Corporate and Other	10	(81)	30	(111)	8

	$186	$143	$486	$(224)	$176

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS (unaudited)

(in millions)

			Year-to-date
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q2 2010
Timberlands includes:
Charges for restructuring and closures	$—	$(2)	$1	$(7)	$—
Gain on sale of 140,000 acres of non-strategic timberlands	—	163	—	163	—
Sale of mineral royalties	—	6	—	6	—
International loss	(4)	(4)	(12)	(17)	(4)

			Year-to-date
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q2 2010
Wood Products includes:
Charges for restructuring and closures	$(8)	$(1)	$(8)	$(64)	$—
Goodwill impairments	—	—	—	(3)	—
Other asset impairments	—	(4)	—	(25)	—
Reserve for litigation	—	—	—	(19)	—
Gain on sale of operations	—	—	4	—	—
Gain on sale of property	4	—	52	1	8

			Year-to-date
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q2 2010
Cellulose Fibers includes:
Charges for restructuring and closures	$—	$—	$—	$(1)	$—
Alternative fuel mixture credits	—	122	—	229	—
Gain on sale of previously closed mill	3	—	3	—	—

			Year-to-date
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q2 2010
Real Estate includes:
Charges for restructuring and closures	$—	$(13)	$—	$(19)	$—
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	—	(42)	—	(158)	—
Impairment of assets and other related charges - attributable to noncontrolling interests	—	(4)	—	(15)	—
Sale of partnership interests	—	—	33	9	—
Partnership earnings	7	1	12	5	3
Gain on land and lot sales	4	—	20	13	13

			Year-to-date
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q2 2010
Corporate and Other includes:
Charges for restructuring and closures	$(6)	$(64)	$(6)	$(123)	$—
Asset impairments	—	(31)	—	(45)	—
Net foreign exchange gains (losses)	4	17	5	33	(8)
Pension and postretirement credits (1)	17	31	55	92	22

(1)	Excludes pension and postretirement included in charges for restructuring and closures.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

THIRD PARTY SALES VOLUMES

	Q3		Year-to-date		Q2
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009	June 30, 2010
Timberlands (thousands):
Logs - cubic meters:
West	1,205	1,156	3,456	3,529	1,276
South	903	981	2,364	2,812	827
Canada	92	144	366	211	15
International	63	84	209	234	68

Wood Products (millions):
Structural lumber - board feet	889	794	2,534	2,560	884
Engineered solid section - cubic feet	4	3	12	10	4
Engineered I-Joists - lineal feet	31	43	116	105	41
Oriented strand board - square feet (3/8”)	428	363	1,199	1,084	437
Softwood plywood - square feet (3/8”)	68	66	203	172	75
Hardwood lumber - board feet	65	66	208	193	76

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	445	450	1,280	1,254	413
Liquid packaging board - tons	80	74	230	215	83

Real Estate:
Single-family homes sold	418	593	1,529	1,838	491
Single-family homes closed	501	506	1,519	1,399	625
Single-family homes sold but not closed at end of period (backlog)	660	997	660	997	743

Note: For more detailed information see Appendix B

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
PRODUCTION VOLUMES

	Q3		Year-to-date		Q2
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009	June 30, 2010
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,444	1,603	4,279	5,191	1,404
South	2,060	2,258	6,081	7,133	1,881
International	89	122	270	370	89

Wood Products (millions):
Structural lumber - board feet	857	777	2,504	2,430	846
Engineered solid section - cubic feet	4	3	12	8	4
Engineered I-Joists - lineal feet	25	36	107	80	41
Oriented strand board - square feet (3/8”)	446	390	1,292	1,094	468
Softwood plywood - square feet (3/8”)	57	48	169	113	64
Hardwood lumber - board feet	60	54	180	157	61

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	470	429	1,321	1,212	414
Liquid packaging board - tons	82	71	232	213	81

Note: For more detailed information see Appendix B

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	Sept. 30, 2010	June 30, 2010	Dec. 31, 2009
Assets

Forest Products
Current assets:
Cash and cash equivalents	$1,366	$1,839	$1,862
Short-term investments	—	3	49
Receivables, less allowances	477	481	370
Receivables for taxes	81	51	602
Receivable from pension trust	—	—	146
Inventories	479	472	447
Prepaid expenses	87	91	82
Deferred tax assets	122	136	109

Total current assets	2,612	3,073	3,667
Property and equipment, net	3,350	3,423	3,611
Construction in progress	86	77	52
Timber and timberlands at cost, less depletion charged to disposals	4,019	4,022	4,010
Investments in and advances to equity affiliates	193	192	197
Goodwill	40	40	40
Deferred pension and other assets	830	948	756
Restricted assets held by special purpose entities	914	915	915

	12,044	12,690	13,248

Real Estate
Cash and cash equivalents	2	7	7
Receivables, less allowances	34	42	32
Inventory	1,552	1,552	1,515
Investments in and advances to equity affiliates	18	18	17
Deferred tax assets	271	270	299
Other assets	132	123	126
Consolidated assets not owned	—	6	6

	2,009	2,018	2,002

Total assets	$14,053	$14,708	$15,250

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1	$4
Current maturities of long-term debt	24	3	3
Accounts payable	326	322	317
Accrued liabilities	656	663	631

Total current liabilities	1,007	989	955
Long-term debt	4,710	4,734	5,281
Deferred income taxes	704	1,642	1,538
Deferred pension, other postretirement benefits and other liabilities	1,644	1,854	2,000
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	769	770	768

	8,834	9,989	10,542

Real Estate
Long-term debt	390	390	402
Other liabilities	213	218	252

	603	608	654

Total liabilities	9,437	10,597	11,196

Equity

Weyerhaeuser shareholders’ interest	4,610	4,100	4,044
Noncontrolling interest	6	11	10

Total equity	4,616	4,111	4,054

Total liabilities and equity	$14,053	$14,708	$15,250

	Sept. 30, 2010	June 30, 2010	Dec. 31, 2009
Forest Products Working Capital by Business Segment

Timberlands	$15	$39	$9
Wood Products	254	308	226
Cellulose Fibers	307	268	234
Corporate and Other (1)	1,029	1,469	2,243

	$1,605	$2,084	$2,712

(1)	Corporate and Other segment holds payroll and other liabilities related to the segments and income taxes receivable related to Real Estate.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONSOLIDATED STATEMENT OF CASH FLOWS

(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	June 30,
	2010	2009	2010	2009	2010
Cash flows from operations:
Net earnings (loss)	$1,116	$(5)	$1,112	$(387)	$14
Noncash charges (credits) to income:
Depreciation, depletion and amortization	124	134	376	404	126
Deferred income taxes, net	(1,006)	(22)	(916)	(20)	56
Pension and other postretirement benefits	(8)	32	(19)	10	(10)
Share-based compensation expense	4	7	16	18	6
Equity in (income) loss of equity affiliates	(6)	3	(3)	(4)	—
Litigation charges	3	—	14	20	11
Charges for impairment of assets	2	82	5	247	1
Loss on early extinguishment of debt	1	—	50	—	49
Net gains on dispositions of assets and operations	(10)	(162)	(103)	(194)	(10)
Foreign exchange transaction (gains) losses	(4)	(17)	(4)	(34)	10
Decrease (increase) in working capital:
Receivables less allowances	12	54	(103)	(164)	(28)
Receivable for taxes	(30)	—	521	—	(17)
Inventories, real estate and land	(13)	36	(75)	247	39
Prepaid expenses	3	4	(4)	15	5
Accounts payable and accrued liabilities	(10)	(90)	(75)	(344)	(22)
Deposits on land positions and other assets	(10)	10	(13)	13	(6)
Pension contributions	(63)	—	(191)	—	(1)
Other	13	(32)	(37)	(103)	20

Net cash from operations	118	34	551	(276)	243

Cash flows from investing activities:
Property and equipment	(37)	(43)	(115)	(132)	(32)
Timberlands reforestation	(6)	(7)	(26)	(29)	(7)
Acquisition of timberlands	(10)	(19)	(30)	(26)	(11)
Redemption of short-term investments	—	14	47	92	—
Distributions from (investments in and advances to) equity affiliates	—	(3)	1	(2)	—
Proceeds from sale of assets and operations	30	313	160	350	15
Repayments from (loan to) pension trust	—	—	146	(85)	96
Other	4	19	(5)	32	(2)

Cash from investing activities	(19)	274	178	200	59

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	—	—	(3)	—	—
Cash dividends	(560)	(10)	(581)	(116)	(10)
Change in book overdrafts	(15)	(12)	(27)	(46)	(8)
Payments on debt	(3)	(403)	(617)	(422)	(597)
Exercise of stock options	—	—	3	—	2
Repurchase of common stock	—	—	—	(2)	—
Other	1	(1)	(5)	(4)	(3)

Cash from financing activities	(577)	(426)	(1,230)	(590)	(616)

Net change in cash and cash equivalents	(478)	(118)	(501)	(666)	(314)
Cash and cash equivalents at beginning of period	1,846	1,746	1,869	2,294	2,160

Cash and cash equivalents at end of period	$1,368	$1,628	$1,368	$1,628	$1,846

Cash paid (received) during the year for:
Interest, net of amount capitalized	$132	$168	$356	$381	$71

Income Taxes	$2	$(16)	$(576)	$47	$(2)

Capital Expenditures by Business Segment

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	June 30,
	2010	2009	2010	2009	2010
Forest Products
Timberlands	$17	$18	$52	$67	$15
Wood Products	5	4	12	33	5
Cellulose Fibers (1)	19	20	77	38	19
Corporate and Other	—	3	1	14	—

	41	45	142	152	39
Real Estate	2	5	3	9	—

	$43	$50	$145	$161	$39

(1)	2010 includes the exercise of an option to acquire liquid packaging board extrusion equipment for $21 million, including assumption of liabilities of $4 million.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

APPENDIX A

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

STATEMENT OF OPERATIONS BY BUSINESS SEGMENT

(Dollar amounts in millions)

	Q3.2010
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$240	$626	$522	$66	$—	$1,454	$210	$1,664
Intersegment sales	145	20	—	5	(170)	—	—	—

Net sales and revenues	385	646	522	71	(170)	1,454	210	1,664

Costs and expenses:
Costs of products sold	264	631	292	48	(170)	1,065	158	1,223
Depreciation, depletion and amortization	30	44	34	12	—	120	4	124
Selling expenses	1	27	4	1	—	33	17	50
General and administrative expenses	19	38	17	8	—	82	19	101
Research and development expenses	5	1	2	—	—	8	—	8
Charges for restructuring and closures	—	8	—	6	—	14	—	14
Impairment of goodwill and other assets	1	1	—	—	—	2	—	2
Other operating income, net	(9)	(4)	(6)	(5)	—	(24)	(1)	(25)

Total costs and expenses	311	746	343	70	(170)	1,300	197	1,497

Operating income (loss)	74	(100)	179	1	—	154	13	167
Interest income and other	1	—	—	11	—	12	—	12
Equity in income (loss) of equity affiliates	—	—	2	(2)	—	—	7	7

Net contribution to earnings	$75	$(100)	$181	$10	$—	$166	$20	186

Interest expense, net of capitalized interest								(94)
Loss on early extinguishment of debt								(1)

Earnings before income taxes								91
Income tax benefit								1,025

Net earnings attributable to Weyerhaeuser common shareholders								$1,116

	Q3.2009
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$193	$588	$390	$40	$—	$1,211	$196	$1,407
Intersegment sales	122	16	—	3	(141)	—	—	—

Net sales and revenues	315	604	390	43	(141)	1,211	196	1,407

Costs and expenses:
Costs of products sold	217	567	291	31	(141)	965	172	1,137
Alternative Fuel Credit	—	—	(122)	—	—	(122)	—	(122)
Depreciation, depletion and amortization	32	49	36	14	—	131	3	134
Selling expenses	1	27	3	2	—	33	19	52
General and administrative expenses	15	45	13	6	—	79	16	95
Research and development expenses	2	3	1	4	—	10	—	10
Charges for restructuring and closures	2	1	—	64	—	67	—	67
Impairment of goodwill and other assets	—	6	—	30	—	36	—	36
Real estate impairments and other related charges	—	—	—	—	—	—	46	46
Other operating costs (income), net	(172)	3	—	(15)	—	(184)	13	(171)

Total costs and expenses	97	701	222	136	(141)	1,015	269	1,284

Operating income (loss)	218	(97)	168	(93)	—	196	(73)	123
Interest income and other	1	—	—	14	—	15	3	18
Equity in income (loss) of equity affiliates	—	—	(2)	(2)	—	(4)	1	(3)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	5	5

Net contribution to earnings	$219	$(97)	$166	$(81)	$—	$207	$(64)	143

Interest expense, net of capitalized interest								(108)

Earnings before income taxes								35
Income tax provision								(35)

Net earnings attributable to Weyerhaeuser common shareholders								$—

	Q2.2010
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$225	$789	$468	$66	$—	$1,548	$257	$1,805
Intersegment sales	123	20	—	5	(148)	—	—	—

Net sales and revenues	348	809	468	71	(148)	1,548	257	1,805

Costs and expenses:
Costs of products sold	232	698	339	48	(148)	1,169	189	1,358
Depreciation, depletion and amortization	28	45	36	12	—	121	5	126
Selling expenses	2	30	3	1	—	36	19	55
General and administrative expenses	21	42	17	—	—	80	17	97
Research and development expenses	5	2	2	(1)	—	8	—	8
Charges for restructuring and closures	—	1	—	1	—	2	—	2
Impairment of goodwill and other assets	—	—	—	—	—	—	1	1
Other operating costs (income), net	(9)	(5)	(5)	11	—	(8)	2	(6)

Total costs and expenses	279	813	392	72	(148)	1,408	233	1,641

Operating income (loss)	69	(4)	76	(1)	—	140	24	164
Interest income and other	1	1	—	10	—	12	—	12
Equity in income (loss) of equity affiliates	—	—	(2)	(1)	—	(3)	3	—

Net contribution to earnings	$70	$(3)	$74	$8	$—	$149	$27	176

Interest expense, net of capitalized interest								(106)
Loss on early extinguishment of debt								(49)

Earnings before income taxes								21
Income tax provision								(7)

Net earnings attributable to Weyerhaeuser common shareholders								$14

PRELIMINARY RESULTS - SUBJECT TO AUDIT

1

	Q3.2010 Year-to-date
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$667	$2,019	$1,400	$184	$—	$4,270	$618	$4,888
Intersegment sales	439	56	—	14	(509)	—	—	—

Net sales and revenues	1,106	2,075	1,400	198	(509)	4,270	618	4,888

Costs and expenses:
Costs of products sold	743	1,901	962	138	(509)	3,235	468	3,703
Depreciation, depletion and amortization	88	134	106	36	—	364	12	376
Selling expenses	5	85	10	3	—	103	51	154
General and administrative expenses	58	119	51	16	—	244	52	296
Research and development expenses	14	4	6	—	—	24	—	24
Charges for restructuring and closures	1	9	—	6	—	16	—	16
Impairment of goodwill and other assets	1	2	—	—	—	3	2	5
Other operating costs (income), net	(28)	(55)	(13)	(7)	—	(103)	2	(101)

Total costs and expenses	882	2,199	1,122	192	(509)	3,886	587	4,473

Operating income (loss)	224	(124)	278	6	—	384	31	415
Interest income and other	2	2	—	29	—	33	3	36
Equity in income (loss) of equity affiliates	—	—	(4)	(5)	—	(9)	46	37
Loss attributable to noncontrolling interests	—	—	—	—	—	—	(2)	(2)

Net contribution to earnings	$226	$(122)	$274	$30	$—	$408	$78	486

Interest expense, net of capitalized interest								(306)
Loss on early extinguishment of debt								(50)

Earnings before income taxes								130
Income tax benefit								980

Net earnings attributable to Weyerhaeuser common shareholders								$1,110

	Q3.2009 Year-to-date
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$558	$1,724	$1,103	$121	$—	$3,506	$567	$4,073
Intersegment sales	408	49	—	8	(465)	—	—	—

Net sales and revenues	966	1,773	1,103	129	(465)	3,506	567	4,073

Costs and expenses:
Costs of products sold	680	1,793	880	90	(465)	2,978	487	3,465
Alternative Fuel Credit	—	—	(229)	—	—	(229)	—	(229)
Depreciation, depletion and amortization	96	150	106	41	—	393	11	404
Selling expenses	5	89	11	4	—	109	61	170
General and administrative expenses	47	137	42	32	—	258	61	319
Research and development expenses	6	12	4	16	—	38	—	38
Charges for restructuring and closures	7	64	1	123	—	195	—	195
Impairment of goodwill and other assets	—	30	—	44	—	74	—	74
Real estate impairments and other related charges	—	—	—	—	—	—	141	141
Other operating costs (income), net	(198)	24	(4)	(77)	—	(255)	20	(235)

Total costs and expenses (income)	643	2,299	811	273	(465)	3,561	781	4,342

Operating income (loss)	323	(526)	292	(144)	—	(55)	(214)	(269)
Interest income and other	2	1	1	38	—	42	5	47
Equity in income (loss) of equity affiliates	—	—	4	(5)	—	(1)	14	13
Investment impairments and other related charges	—	—	—	—	—	—	(32)	(32)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	17	17

Net contribution to earnings	$325	$(525)	$297	$(111)	$—	$(14)	$(210)	(224)

Interest expense, net of capitalized interest								(319)

Earnings (loss) before income taxes								(543)
Income tax benefit								173

Net loss attributable to Weyerhaeuser common shareholders								$(370)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

2

APPENDIX B

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET SALES AND REVENUES

(in millions)

	Q1	Q2	Q3				Q3 YTD				Q3.10 vs Q2.10
	March 31, 2010	June 30, 2010	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	June 30, 2010	Change	% change
Timberlands:
Logs:
West	$82	$125	$110	$84	$26	31%	$317	$253	$64	25%	$110	$125	$(15)	-12%
South	27	37	40	39	1	3%	104	115	(11)	-10%	40	37	3	8%
Canada	9	—	3	5	(2)	-40%	12	7	5	0%	3	—	3	0%

Total logs	118	162	153	128	25	20%	433	375	58	15%	153	162	(9)	-6%
Pay as cut timber sales	8	9	8	10	(2)	-20%	25	24	1	4%	8	9	(1)	-11%
Timberlands exchanges and non-strategic dispositions(1)	35	13	41	15	26	173%	89	59	30	51%	41	13	28	215%
Higher and better use land sales(1)	5	7	6	5	1	20%	18	10	8	80%	6	7	(1)	-14%
Minerals, oil and gas	15	16	15	21	(6)	-29%	46	49	(3)	-6%	15	16	(1)	-6%
Products from international operations(2)	15	17	17	13	4	31%	49	30	19	63%	17	17	—	0%
Other products	6	1	—	1	(1)	-100%	7	11	(4)	-36%	—	1	(1)	-100%

	202	225	240	193	47	24%	667	558	109	20%	240	225	15	7%

Wood Products:
Structural lumber	241	308	254	216	38	18%	803	644	159	25%	254	308	(54)	-18%
Engineered solid section	66	79	68	67	1	1%	213	184	29	16%	68	79	(11)	-14%
Engineered I-joists	48	49	39	47	(8)	-17%	136	123	13	11%	39	49	(10)	-20%
Oriented strand board	66	116	80	63	17	27%	262	176	86	49%	80	116	(36)	-31%
Softwood plywood	16	23	19	17	2	12%	58	45	13	29%	19	23	(4)	-17%
Hardwood lumber	54	64	54	54	—	0%	172	161	11	7%	54	64	(10)	-16%
Other products produced	35	38	36	37	(1)	-3%	109	119	(10)	-8%	36	38	(2)	-5%
Other products purchased for resale	78	112	76	87	(11)	-13%	266	272	(6)	-2%	76	112	(36)	-32%

	604	789	626	588	38	6%	2,019	1,724	295	17%	626	789	(163)	-21%

Cellulose Fibers:
Pulp	321	354	412	297	115	39%	1,087	833	254	30%	412	354	58	16%
Liquid packaging board	71	90	88	73	15	21%	249	216	33	15%	88	90	(2)	-2%
Other products	18	24	22	20	2	10%	64	54	10	19%	22	24	(2)	-8%

	410	468	522	390	132	34%	1,400	1,103	297	27%	522	468	54	12%

Real Estate:
Single-family housing	143	233	200	185	15	8%	576	527	49	9%	200	233	(33)	-14%
Land	7	23	9	10	(1)	-10%	39	37	2	5%	9	23	(14)	-61%
Other	1	1	1	1	—	0%	3	3	—	0%	1	1	—	0%

	151	257	210	196	14	7%	618	567	51	9%	210	257	(47)	-18%

Corporate and Other	52	66	66	40	26	65%	184	121	63	52%	66	66	—	0%

	$1,419	$1,805	$1,664	$1,407	$257	18%	$4,888	$4,073	$815	20%	$1,664	$1,805	$(141)	-8%

(1)    Higher and better use timberlands and non-strategic dispositions are sold through Forest Products subsidiaries.

(2)    Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

THIRD PARTY SALES VOLUMES

	Q1	Q2	Q3				Q3 YTD				Q3.10 vs Q2.10
	March 31, 2010	June 30, 2010	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	June 30, 2010	Change	% change

Timberlands (thousands):
Logs - cubic meters
West	975	1,276	1,205	1,156	49	4%	3,456	3,529	(73)	-2%	1,205	1,276	(71)	-6%
South	634	827	903	981	(78)	-8%	2,364	2,812	(448)	-16%	903	827	76	9%
Canada	259	15	92	144	(52)	-36%	366	211	155	73%	92	15	77	513%
International	78	68	63	84	(21)	-25%	209	234	(25)	-11%	63	68	(5)	-7%

Wood Products (millions):
Structural lumber - board feet	761	884	889	794	95	12%	2,534	2,560	(26)	-1%	889	884	5	1%
Engineered Solid Section - cubic feet	4	4	4	3	1	33%	12	10	2	20%	4	4	—	0%
Engineered I-joists - lineal feet	44	41	31	43	(12)	-28%	116	105	11	10%	31	41	(10)	-24%
Oriented strand board - square feet (3/8”)	334	437	428	363	65	18%	1,199	1,084	115	11%	428	437	(9)	-2%
Softwood plywood - square feet (3/8”)	60	75	68	66	2	3%	203	172	31	18%	68	75	(7)	-9%
Hardwood lumber - board feet	67	76	65	66	(1)	-2%	208	193	15	8%	65	76	(11)	-14%

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	422	413	445	450	(5)	-1%	1,280	1,254	26	2%	445	413	32	8%
Liquid packaging board - tons	67	83	80	74	6	8%	230	215	15	7%	80	83	(3)	-4%

Real Estate:
Single-family homes sold	620	491	418	593	(175)	-30%	1,529	1,838	(309)	-17%	418	491	(73)	-15%
Single-family homes closed	393	625	501	506	(5)	-1%	1,519	1,399	120	9%	501	625	(124)	-20%
Single-family homes sold but not closed (backlog)	877	743	660	997	(337)	-34%	660	997	(337)	-34%	660	743	(83)	-11%

PRELIMINARY RESULTS - SUBJECT TO AUDIT

1

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

THIRD PARTY SALES REALIZATIONS (1)

	Q1	Q2	Q3				Q3 YTD				Q3.10 vs Q2.10
	March 31, 2010	June 30, 2010	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	June 30, 2010	Change	% change
Timberlands:
Logs - cubic meters	$61.58	$74.75	$67.83	$54.71	$13.12	24%	$68.30	$55.81	$12.49	22%	$67.83	$74.75	$(6.92)	-9%
West	$84.17	$97.92	$91.45	$73.26	$18.19	25%	$91.78	$71.79	$19.99	28%	$91.45	$97.92	$(6.47)	-7%
South	$43.21	$44.38	$43.63	$39.27	$4.36	11%	$43.78	$40.78	$3.00	7%	$43.63	$44.38	$(0.75)	-2%
Canada	$34.02	$30.05	$29.94	$31.76	$(1.82)	-6%	$32.83	$31.66	$1.17	4%	$29.94	$30.05	$(0.11)	0%
International	$20.35	$19.33	$17.96	$19.03	$(1.07)	-6%	$19.30	$17.33	$1.97	11%	$17.96	$19.33	$(1.37)	-7%

Wood Products:
Structural lumber - board feet	$316.60	$347.89	$286.84	$271.26	$15.58	6%	$317.08	$251.34	$65.74	26%	$286.84	$347.89	$(61.05)	-18%
Engineered solid section - cubic feet	$1,715.07	$1,780.23	$1,843.50	$1,749.75	$93.75	5%	$1,778.56	$1,776.60	$1.96	0%	$1,843.50	$1,780.23	$63.27	4%
Engineered I-joists - lineal feet	$1,086.59	$1,183.82	$1,252.17	$1,115.68	$136.49	12%	$1,165.76	$1,174.92	$(9.16)	-1%	$1,252.17	$1,183.82	$68.35	6%
Oriented strand board - square feet (3/8”)	$197.46	$266.28	$185.07	$174.95	$10.12	6%	$218.16	$162.78	$55.38	34%	$185.07	$266.28	$(81.21)	-30%
Softwood plywood - square feet (3/8”)	$263.54	$312.95	$280.78	$255.46	$25.32	10%	$287.69	$261.41	$26.28	10%	$280.78	$312.95	$(32.17)	-10%
Hardwood lumber - board feet	$814.00	$833.30	$836.60	$825.19	$11.41	1%	$828.12	$832.15	$(4.03)	0%	$836.60	$833.30	$3.30	0%

Cellulose Fibers:
Pulp - air-dry metric tons	$761.78	$856.22	$926.28	$658.93	$267.35	41%	$849.47	$663.96	$185.51	28%	$926.28	$856.22	$70.06	8%
Liquid packaging board - tons	$1,051.81	$1,091.14	$1,103.48	$978.17	$125.31	13%	$1,083.95	$1,000.64	$83.31	8%	$1,103.48	$1,091.14	$12.34	1%

Real Estate:
Single-family average price of homes closed (in thousands)	$364.89	$371.37	$400.03	$366.20	$33.83	9%	$379.15	$376.67	$2.48	1%	$400.03	$371.37	$28.66	8%
Single-family gross margin - excluding impairments (2)	19.4%	23.9%	24.3%	14.6%	9.7%		22.9%	14.5%	8.4%		24.3%	23.9%	0.4%

(1)    Third party sales realizations are calculated using unrounded numbers. Slight differences will occur when calculating these figures based on rounded numbers.

(2)    Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

TOTAL PRODUCTION VOLUMES

	Q1	Q2	Q3				Q3 YTD				Q3.10 vs Q2.10
	March 31, 2010	June 30, 2010	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	Sept 30, 2009	Change	% change	Sept 30, 2010	June 30, 2010	Change	% change
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,431	1,404	1,444	1,603	(159)	-10%	4,279	5,191	(912)	-18%	1,444	1,404	40	3%
South	2,140	1,881	2,060	2,258	(198)	-9%	6,081	7,133	(1,052)	-15%	2,060	1,881	179	10%
International	92	89	89	122	(33)	-27%	270	370	(100)	-27%	89	89	—	0%

Wood Products (millions):
Structural lumber - board feet	801	846	857	777	80	10%	2,504	2,430	74	3%	857	846	11	1%
Engineered solid section - cubic feet	4	4	4	3	1	33%	12	8	4	50%	4	4	—	0%
Engineered I-joists - lineal feet	41	41	25	36	(11)	-31%	107	80	27	34%	25	41	(16)	-39%
Oriented strand board - square feet (3/8”)	378	468	446	390	56	14%	1,292	1,094	198	18%	446	468	(22)	-5%
Softwood plywood - square feet (3/8”)	48	64	57	48	9	19%	169	113	56	50%	57	64	(7)	-11%
Hardwood lumber - board feet	59	61	60	54	6	11%	180	157	23	15%	60	61	(1)	-2%

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	437	414	470	429	41	10%	1,321	1,212	109	9%	470	414	56	14%
Liquid packaging board - tons	69	81	82	71	11	15%	232	213	19	9%	82	81	1	1%

PRELIMINARY RESULTS - SUBJECT TO AUDIT

2